UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025 (August 29, 2025)

CLEANCORE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-42033	88-4042082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5920 S. 118th Circle, Omaha, NE	68137
(Address of principal executive offices)	(Zip Code)

(877) 860-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	ZONE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is being filed to amend the Current Report on Form 8-K of CleanCore Solutions, Inc. (the “Company”), dated September 5, 2025 (the “Original Form 8-K”), to correct an error in the disclosure of the total net proceeds received from the private placement offering described in the Original Form 8-K (the “Offering”). In the Offering, the Company raised an aggregate of $175,000,420, consisting of $148,650,530 in cash gross proceeds and $26,349,890 in cryptocurrency gross proceeds. However, in the Original Form 8-K, the Company inadvertently reported net proceeds of approximately $123,687,255, as it failed to include (i) the gross proceeds received in cryptocurrency and (ii) certain investment amount directly settled with the Company in its calculation of net proceeds. The correct net proceeds received from the Offering, after deducting placement agent fees and other offering expenses, were approximately $164,257,145. This Form 8-K/A amends and restates Item 1.01 in its entirety to reflect the correct net proceeds amount and to clarify that net proceeds are calculated by deducting all offering expenses from the total gross proceeds, which include both cash and cryptocurrency received. Other than the correction to the net proceeds amount and related clarification, the remainder of the Original Form 8-K remains unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On September 1, 2025, CleanCore Solutions, Inc. (the “Company”) entered into a securities purchase agreement (the “Cash Purchase Agreement”) with certain purchasers (the “Cash Purchasers”), pursuant to which the Company agreed to issue and sell to the Cash Purchasers pre-funded warrants to purchase an aggregate of 148,650,530 shares of class B common stock (the “Cash Pre-Funded Warrants”) for aggregate gross proceeds of $148,650,530 (the “Cash Offering”). In the Cash Offering, the Cash Purchasers tendered U.S. dollars to the Company as consideration for the Cash Pre-Funded Warrants.

On September 1, 2025, the Company also entered into a securities purchase agreement (the “Cryptocurrency Purchase Agreement,” and together with the Cash Purchase Agreement, the “Purchase Agreements”) with certain purchasers (the “Cryptocurrency Purchasers” and together with the Cash Purchasers, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Cryptocurrency Purchasers pre-funded warrants to purchase an aggregate of 26,349,890 shares of class B common stock (the “Cryptocurrency Pre-Funded Warrants,” and together with the Cash Pre-Funded Warrants, the “Pre-Funded Warrants”) for aggregate gross proceeds of $26,349,890 (the “Cryptocurrency Offering,” and together with the Cash Offering, the “Offering”). In the Cryptocurrency Offering, the Cryptocurrency Purchasers tendered Dogecoin, Bitcoin, Ethereum, USDC or USDT as consideration for the Cryptocurrency Pre-Funded Warrants.

Maxim Group LLC (“Maxim”) and Curvature Securities, LLC (“Curvature”) acted as placement agents (together, the “Placement Agents”) in connection with the Offering, pursuant to the terms and conditions of a placement agency agreement, dated September 1, 2025, among the Company and the Placement Agents (the “Placement Agreement”).

On September 5, 2025, the Offering closed. Pursuant to the Placement Agreement, the Placement Agents received a cash fee equal to 6% of the aggregate gross proceeds of the Offering and reimbursement of certain out-of-pocket expenses. After deducting the placement agent fees, reimbursed expenses, and other offering expenses from the total gross proceeds, including both cash and cryptocurrency gross proceeds, the Company received net proceeds of approximately $164,257,145. Of this amount, up to $1,100,000 will be used to pay off outstanding indebtedness and $4,400,000 will be used for working capital and general corporate purposes, with the balance of the net proceeds being used to acquire Dogecoin.

The Pre-Funded Warrants have a nominal exercise price of $0.0001 (subject to standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions), include a cashless exercise provision, and may be exercised at any time commencing on the date that the Company files an amendment to its articles of incorporation to increase the number of authorized shares of its class B common stock to a level sufficient to permit the issuance of all securities (including the issuance of all shares of class B common stock underlying the Warrants (as defined below)) contemplated under the Purchase Agreements (the “Authorization Amendment”) until all of the Pre-Funded Warrants are exercised in full, subject to the Exchange Cap (as defined below).

Until the Company receives stockholder approval for the issuance of all shares underlying the Pre-Funded Warrants, the Placement Agent Warrants (as defined below) and the Strategic Advisor Warrants (as defined below) (collectively, the “Warrants”), the aggregate number of shares of class B common stock that may be issued upon exercise of the Warrants may not exceed 19.99% of the number of shares of class B common stock issued and outstanding immediately prior to the signing of the Purchase Agreements, or 2,773,858 shares (“Exchange Cap”).

The Pre-Funded Warrants also contain a beneficial ownership limitation which provides that the Company will not effect any exercise, and a holder will not have the right to exercise, any portion of a Pre-Funded Warrant to the extent that, after giving effect to the exercise, such holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of class B common stock outstanding immediately after giving effect to the issuance of shares issuable upon such exercise, which such percentage may be increased or decreased, but not in excess of 9.99%, by the holder upon at least sixty-one (61) days’ prior notice to the Company.

The Purchase Agreements, the Placement Agreement and the Pre-Funded Warrants include customary representations, warranties and covenants. They also provide that the Company will indemnify the Purchasers, the Placement Agents, their affiliates and/or their respective directors, officers, shareholders, members, partners, employees and agents against certain liabilities against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

In addition, pursuant to the Purchase Agreements, the Company agreed that, from the date of the Purchase Agreements until thirty (30) days after the Effective Date (as defined below), neither the Company nor any subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of class B common stock or any securities convertible into or exercisable or exchangeable for, or that otherwise entitle the holder thereof to receive, class B common stock, or (ii) file any registration statement or amendment or supplement thereto, other than the Registration Statement (as defined below) or a registration statement on Form S-8 in connection with any employee benefit plan; provided, however, the Company will be permitted to enter into a sales agreement with the Placement Agents and such other sales agents as the Placement Agents may designate providing for the sale of shares of class B common stock in an “at-the-market” offering, and file any such prospectus supplement or registration statement with the Securities and Exchange Commission (the “SEC”) in connection with such sales agreement. Pursuant to the Purchase Agreements, “Effective Date” means the earliest of the date that (a) the initial Registration Statement (as defined below) registering for resale all shares issuable upon exercise of the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”) has been declared effective by the SEC, (b) all of the Pre-Funded Warrant Shares have been sold pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act (“Rule 144”) or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirement of Rule 144 and without volume or manner-of-sale restrictions, (c) following the one (1) year anniversary of the closing, or (d) all of the Pre-Funded Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions.

Pursuant to the Purchase Agreements, the Company also agreed that at any time during the period commencing from the six (6) month anniversary of the date of the Purchase Agreements and ending at such time that all of the securities issued to a Purchaser may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to that Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell its securities, an amount in cash equal to $1,000 per day of a Public Information Failure until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for that Purchaser to transfer its securities pursuant to Rule 144. In the event the Company fails to make such payments in a timely manner, other than during the pendency of any bona fide dispute over whether an alleged Public Information Failure has occurred, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

The foregoing summary of the terms and conditions of the Purchase Agreements, the Placement Agreement and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of those documents attached as exhibits hereto, which are incorporated herein by reference.

Registration Rights Agreement

In connection with the Offering, the Company also entered into a registration rights agreement with the Purchasers (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement on Form S-3 (the “Registration Statement”) with the SEC within twenty (20) calendar days of the closing of the Offering (the “Filing Date”) in order to register the Pre-Funded Warrant Shares, all shares of class B common stock issuable upon exercise of the Placement Agent Warrants and the Strategic Advisor Warrants and any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “Registrable Securities”), and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than thirty (30) calendar days following the Filing Date or, in the event of a full review by SEC, ninety (90) calendar days following the Filing Date (the “Effectiveness Date”). If: (i) the Registration Statement is not filed on or prior to the Filing Date, (ii) the Company fails to file with the SEC a request for acceleration of the Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act within five (5) trading days of the date that the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, (iii) prior to the effective date of the Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of the Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for the Registration Statement to be declared effective, (iv) the Registration Statement registering for resale all of the Registrable Securities, subject to the cutback limitations set forth in the Registration Rights Agreement, is not declared effective by the SEC by the Effectiveness Date, or (v) after the effective date of the Registration Statement, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in the Registration Statement, or the Purchasers are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any twelve (12) month period (any such failure or breach being referred to as an “Event”, and for the purposes of clauses (i) and (iv) above, the date on which such Event occurs, and for the purpose of clause (ii) above, the date on which such five (5) trading day period is exceeded, and for the purpose of clause (iii) above, the date which such ten (10) calendar day period is exceeded, and for the purpose of clause (v) above, the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Purchasers may have under the Registration Rights Agreement or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to $1,000 per day of such failure. If the Company fails to pay any partial liquidated damages in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

The Registration Rights Agreement includes customary covenants and provides that the Company will indemnify the Purchasers, their affiliates and/or their respective directors, officers, shareholders, members, partners, employees and agents against certain liabilities.

The foregoing summary of the terms and conditions of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement attached as an exhibit hereto, which is incorporated herein by reference.

Placement Agent Warrants

In connection with the Offering and as partial compensation for their services, on September 5, 2025, the Company issued a five-year warrant to purchase 3,150,008 shares of class B common stock to Maxim and a five-year warrant to purchase 2,100,005 shares of class B common stock to Curvature (together, the “Placement Agent Warrants”). Subject to the Exchange Cap, the Placement Agent Warrants may be exercised at any time commencing on the date that the Authorization Amendment is effective at an exercise price of $1.33 (subject to standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions). The Placement Agent Warrants may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the Placement Agent Warrants or the prospectus contained therein is not available for the resale of such shares by the holder.

The Placement Agent Warrants also contain a beneficial ownership limitation which provides that the Company will not effect any exercise, and a holder will not have the right to exercise, any portion of a Placement Agent Warrant to the extent that, after giving effect to the exercise, such holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of class B common stock outstanding immediately after giving effect to the issuance of shares issuable upon such exercise, which such percentage may be increased or decreased, but not in excess of 9.99%, by the holder upon at least sixty-one (61) days’ prior notice to the Company.

The foregoing summary of the terms and conditions of the Placement Agent Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Placement Agent Warrants attached as exhibits hereto, which are incorporated herein by reference.

Asset Management Agreement

In connection with the Offering and use of proceeds described above, on September 5, 2025, the Company entered into an asset management agreement (the “Asset Management Agreement”) with Dogecoin Ventures, Inc., a wholly-owned subsidiary of House of Doge Inc. (the “Asset Manager”), and 21Shares US LLC (“21Shares”), pursuant to which the Company appointed the Asset Manager to provide discretionary asset management services and appointed 21Shares to provide non-discretionary recommendations to the Asset Manager with respect to the Treasury Assets. The “Treasury Assets” shall consist of (i) certain cash net proceeds of the Offering deposited in the Company’s account to be utilized for such purpose (the “Account”), (ii) cash proceeds the Company receives in connection with additional capital raises, if any, with substantially similar objectives as the Offering and (iii) additional available cash or digital assets placed in the Account, as well as all investments thereof, proceeds of, income on and additions or accretions to the same, including all assets which are or were in the Account, but which are deployed in decentralized finance or similar blockchain transactions from time to time in accordance with the investment strategy described in the Asset Management Agreement.

As compensation for their services, the Company agreed to pay the Asset Manager and 21Shares a monthly fee in arrears computed at an annual rate as follows: (i) 2% in the aggregate on amounts up to and including $1,000,000,000 in Account value, with 1.75% paid to the Asset Manager and 0.25% paid to 21Shares; (ii) 1.75% in the aggregate on amounts above $1,000,000,000 up to and including $1,500,000,000 in Account value, with 1.5% paid to the Asset Manager and 0.25% paid to 21Shares; and (iii) 1.5% in the aggregate on amounts above $1,500,000,000 in Account value, with 1.25% paid to the Asset Manager and 0.25% paid to 21Shares. Such payments may be made, in the sole discretion of the Asset Manager or 21Shares, in shares of the Company’s class B common stock, cash, or Dogecoin and shall be pro-rated for partial periods.

The Asset Management Agreement includes customary representations, warranties and covenants and provides that the Company will indemnify the Asset Manager, 21Shares, their affiliates and/or their respective directors, members, partners, shareholders, officers and employees against certain liabilities. The term of the Asset Management Agreement is for ten (10) years with respect to the Asset Manager and five (5) years with respect to 21Shares; provided, however, that with respect to 21Shares, the term may be extended upon the mutual written agreement of the Asset Manager and 21Shares. Beginning on the first (1st) anniversary of the date of the Asset Management Agreement, the Asset Management Agreement may be terminated by the Asset Manager or 21Shares for any reason upon at least ninety (90) days prior written notice to the other parties. Additionally, the Asset Management Agreement may be terminated at any time for Cause (as defined in the Asset Management Agreement) (i) by the Company upon at least thirty (30) days prior written notice to the Asset Manager and 21Shares (but only with respect to the party that committed the Cause event), (ii) by the Asset Manager or 21Shares upon at least thirty (30) days prior written notice to the Company (but only with respect to the party that is requesting the termination), or (iii) by the Asset Manager, solely with respect to 21Shares, upon at least thirty (30) days prior written notice to 21Shares.

The foregoing summary of the terms and conditions of the Asset Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Management Agreement attached as an exhibit hereto, which is incorporated herein by reference.

Strategic Advisor Agreement and Warrants

In connection with the Offering and use of proceeds described above, on September 5, 2025, the Company also entered into a strategic advisor agreement (the “Strategic Advisor Agreement”) with the Asset Manager, pursuant to which the Company appointed the Asset Manager to provide certain advisory services relating to the integration of cryptocurrency and digital asset strategies into the Company’s business, with an emphasis on Dogecoin in both its product offerings and as part of its treasury management strategy, in exchange for (i) a five-year warrant to purchase 8,750,021 shares of class B common stock at an exercise price of $1.00 (subject to standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions) and (ii) a five-year warrant to purchase 5,250,013 shares of class B common stock at an exercise price of $1.33 (subject to standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions) (together, the “Strategic Advisor Warrants”). Subject to the Exchange Cap, the Strategic Advisor Warrants may be exercised at any time commencing on the date that the Authorization Amendment is effective. The Strategic Advisor Warrants may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the Strategic Advisor Warrants or the prospectus contained therein is not available for the resale of such shares by the holder.

The Strategic Advisor Warrants also contain a beneficial ownership limitation which provides that the Company will not effect any exercise, and a holder will not have the right to exercise, any portion of a Strategic Advisor Warrant to the extent that, after giving effect to the exercise, such holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of class B common stock outstanding immediately after giving effect to the issuance of shares issuable upon such exercise, which such percentage may be increased or decreased, but not in excess of 9.99%, by the holder upon at least sixty-one (61) days’ prior notice to the Company.

The Strategic Advisor Agreement includes customary representations, warranties and covenants and provides that the Company will indemnify the Asset Manager, its affiliates and/or its directors, officers, shareholders, members, partners, employees and agents against certain liabilities. The term of the Strategic Advisor Agreement is for five (5) years. Either party may terminate the Strategic Advisor Agreement immediately upon written notice if one of the other parties materially breaches the Strategic Advisor Agreement and fails to cure such breach within thirty (30) days after receiving written notice of the breach.

The foregoing summary of the terms and conditions of the Strategic Advisor Agreement and the Strategic Advisor Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of those documents attached as exhibits hereto, which are incorporated herein by reference.

Option Agreement

On September 5, 2025, the Company also entered into an option agreement (the “Option Agreement”) with Clayton Adams, the Company’s Chief Executive Officer, pursuant to which the Company granted Mr. Adams an irrevocable option to elect, in his sole discretion, at any time commencing on the date that is one hundred eighty (180) days after the closing of the Offering and ending on the third (3rd) anniversary of such date, to either (i) direct the Company to consummate a spin-off of the Company’s business and operations as conducted immediately prior to the closing of the Offering, excluding any digital asset treasury business or other business lines commenced after such date, and including all assets, liabilities and employees primarily related thereto (the “Legacy Business”), or (ii) acquire, or cause one or more entities designated by Mr. Adams to acquire, the Legacy Business at a price proposed by Mr. Adams that he believes falls within a range that is considered fair, from a financial point of view, for the Legacy Business and that is confirmed as fair from a financial point of view by a fairness opinion (the “Option Price”). The Option Price will assume that the Legacy Business will have at least $500,000 in unrestricted cash and cash equivalents at the time of such spin-off or acquisition, and if the unrestricted cash and cash equivalents of the Legacy Business are less than such amount, the Option Price shall be reduced, dollar for dollar, by the amount of such shortfall.

The Option Agreement includes customary representations, warranties and covenants, including covenants relating to the operation of the Legacy Business.

The foregoing summary of the terms and conditions of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Agreement attached as an exhibit hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2025	CLEANCORE SOLUTIONS, INC.

/s/ Clayton Adams
	Name:	Clayton Adams
	Title:	Chief Executive Officer